                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:
/   /  Preliminary proxy statement

/ X /  Definitive proxy statement

/   /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

           Oppenheimer Investment Grade Bond Fund, a series of
                       Oppenheimer Integrity Funds
- -------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                         Katherine P. Feld, Esq.
- -------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/   /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1) Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
- -------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------
/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the
       offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- -------------------------------------------------------------------------
(1) Amount previously paid:
- -------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
- -------------------------------------------------------------------------
(3) Filing Party:
- -------------------------------------------------------------------------
(4) Date Filed:

- -----------------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

                 OPPENHEIMER INVESTMENT GRADE BOND FUND
            3410 South Galena Street, Denver, Colorado  80231

              NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD
                              June 28, 1995

To The Class A & Class B Shareholders of
Oppenheimer Investment Grade Bond Fund

Notice is hereby given that a Meeting of the Class A and Class B Shareholders of Oppenheimer Investment Grade Bond Fund (the "Fund"), a series of Oppenheimer Integrity Funds (the "Trust") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 28, 1995, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

Class A   Class B
Shares    Shares

   X         X       (a) To approve changes in the Fund's fundamental
                     investment policies (Proposal No. 1);

   X         X       (b) To approve a new investment advisory agreement
                     with Oppenheimer Management Corporation (Proposal
                     No. 2);

             X (c) To approve the Fund's Class B 12b-1 Distribution and Service Plan (Proposal No. 3); and

   X         X       (d) To transact such other business as may properly
                     come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on April 28, 1995, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

George C. Bowen, Secretary
May 25, 1995
- -------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                 OPPENHEIMER INVESTMENT GRADE BOND FUND
            3410 South Galena Street, Denver, Colorado  80231

                             PROXY STATEMENT

                         MEETING OF SHAREHOLDERS
                        TO BE HELD JUNE 28, 1995

This statement is furnished to the Class A and Class B shareholders of Oppenheimer Investment Grade Bond Fund (the "Fund") in connection with the solicitation by the Board of Trustees of Oppenheimer Integrity Funds (the "Trust") of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 28, 1995, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about May 25, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended December 31, 1994, call Oppenheimer Shareholder Services, 3410 South Galena Street, Denver, Colorado 80231, the Fund's transfer agent, at 1-800-525-7048. The Fund is one of two series of Oppenheimer Integrity Funds.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will be borne by the Fund's transfer agent. Proxies may also be solicited by a proxy soliciting firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of April 28, 1995, the record date, there were (1) 10,938,977.812 shares of the Fund issued and outstanding, consisting of 10,343,211.769 Class A shares and 595,766.043 Class B shares. Each Class A and Class B share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of either class of Fund, other than: (1) MML Reinsurance (Bermuda) Ltd., c/o Investment Services, 1295 State Street, Springfield, MA 01111-0001, which owned 781,771.259 Class A shares (approximately 7.55% of outstanding Class A shares on the record date and 7.15% of the outstanding shares of the
Fund) and (2) Smith Barney, Inc., 388 Greenwich Street, New York, N.Y. 10013, which owned 102,753.693 Class B Shares (approximately 17.24% of outstanding Class B Shares on the record date, which represented less than 5% of the outstanding shares of the Fund).

              APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
             INVESTMENT POLICIES WITH RESPECT TO INVESTMENT
                   IN NON-INVESTMENT GRADE SECURITIES
                            (Proposal No. 1)

At the present time, the Fund's investment objective is to "seek to achieve a high level of current income consistent with prudent investment risk and the stability of capital primarily through investment in a diversified portfolio of investment garde fixed-income securities."

In addition, it is currently a fundamental policy of the Fund to invest substantially all of its assets in investment grade debt securities which may be domestic and/or foreign securities. The Fund may write covered calls and hedge with options and futures on investment grade bonds. The Fund's investments include:

(1) Investment grade bonds, that is, debt securities rated BBB or above by Standard & Poor's Corporation or Baa or above by Moody's Investors Service, Inc. or a comparable rating by a nationally recognized rating organization, or, if unrated, determined by the Manager to be of comparable quality;

(2) Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities (U.S. Government Securities).

     U.S. Government Securities include U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by Government National Mortgage Association ("Ginnie Mae") which are supported by the full faith and credit of the U.S. government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. government. Those securities include obligations supported by the ability of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs");

(3) High-quality, short-term money market instruments, including U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate users; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

The Fund also has a fundamental restriction that it cannot purchase commodities or commodity contracts except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices.

The Fund's investment objective and its other fundamental investment policies may be changed by the Fund only with appropriate shareholder approval. Non-fundamental policies may be changed by the Board of Trustees without shareholder approval in response to, for example, changing market or economic conditions.

The Manager proposes that the following changes be made to the Fund's fundamental investment policies:

(1) that its investment objective be changed to : "to seek a high level of current income by investing mainly in debt instruments"; this new investment objective will be a fundamental policy;

(2) that permissible investments be expanded to permit the Fund, as a matter of non fundamental policy, under normal market conditions, to invest up to 35% of its total assets in non-investment grade debt instruments (that is, those rated less than BBB/Baa by Standard & Poor's or Moody's or a comparable rating by a nationally recognized rating organization, or, if unrated, determined by the Manager to be of comparable quality); and

(3) that the fundamental limit on investing in commodities be replaced with a non-fundamental policy that, "The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency and engage in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities."

This Proposal would permit the Fund to invest up to 35% of its total assets in non-investment grade debt securities, and in other debt securities that currently are not permitted investments, when consistent with the Fund's proposed investment objective of seeking a high level of current income by investing mainly in debt instruments. If this Proposal is approved, the Board of Trustees would change the Fund's name to "Oppenheimer Bond Fund." If this Proposal is approved, the Manager anticipates that the Fund would generally invest at least 75% of its total assets in (i) U.S. corporate bonds rated "A" or better and (ii) U.S. government and agency bonds. The Fund further anticipates that it would invest an additional 15% of its total assets in lower-grade domestic corporate bonds and 10% of total assets in lower-grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-grade debt securities, are subject to fluctuation and may be changed by the Manager from time to time without further notice to shareholders or amended prospectus disclosure.

If this Proposal is approved, the change in the fundamental limit on investing in commodities would permit the Fund to invest in commodity-linked notes and other debt instruments backed by physical commodities. Payment of periodic interest and principal payment at maturity of a commodity-linked note depend upon the performance of, for example, a weighted index of commodity futures, such as crude oil, gasoline and natural gas. There is a risk that the index will not perform as the Manager anticipated, in addition to any credit risk of the issuer of the commodity-linked note failing to make payments on the note.

Currently, the Fund's portfolio is managed so that the dollar weighted average maturity of the Fund's portfolio will be between five and ten years. At December 31, 1994, the Fund's dollar-weighted average portfolio maturity was 9 years. If this Proposal is approved, the Manager expects to focus on the duration of the Fund's portfolio rather than its dollar-weighted average maturity. Duration is a measure of the anticipated rise or decline in value for a 1% change in interest rates. For example, a duration of 2 in a portfolio indicates that for every 1% rise in general interest rates, the portfolio value would be expected to fall 2%, and vice versa. The Fund's target duration will be approximately five.

All debt securities are subject to interest rate risk. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will tend to increase their value. However, a portfolio made up entirely of investment grade securities is generally very sensitive to changes in interest rates, and therefore the Fund's net asset value is now particularly susceptible to declines in a rising interest rate environment. Allowing the Fund's portfolio managers to diversify the Fund's portfolio among securities of various credit quality categories may help better protect the portfolio against interest rate volatility. In addition, the Manager believes that, from time to time, investment opportunities exist in non-investment grade securities in which the Fund should be able to participate.

Although the yield on non-investment grade debt securities tends to be higher than that of higher grade debt securities, and the potential for higher long-term returns increases if such investments are made, there is an increased credit risk that issuers of non-investment grade debt securities may not be able to make interest or principal payments as they become due. High yield non-investment grade debt securities are often referred to as "junk bonds" and often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness. Their prices may decline significantly during periods of general economic difficulty. There may be less of a market for them, they may be more difficult to value, and they may be harder to sell at an acceptable. price. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest.

These risks mean that the Fund may not achieve the expected income from non-investment grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. The Fund's portfolio managers intend to continue to consider issuer creditworthiness, among other factors, in selecting individual debt securities and in determining from time to time whether a portion (but under the proposed non-fundamental limit, not more than 35%) of the Fund's portfolio should be invested in non-investment grade rated or unrated securities.

The Fund's investments in foreign securities and foreign currencies may involve additional risks. These include currency fluctuations and/or devaluations, risks relating to political or economic conditions in the foreign country, and the generally less stringent disclosure requirement of foreign markets. Other risks included changes in U.S. economic or monetary policy that affect investment abroad. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

At a meeting of the Board of Trustees held on February 28, 1995, the Manager presented to the Board of Trustees this Proposal to change the Fund's investment objective and to eliminate the fundamental investment restrictions outlined above. The Manager explained to the Trustees the advantages and risks of allowing the Fund's investment adviser flexibility to invest up to 35% of the Fund's portfolio in non-investment grade debt securities. If shareholders approve this Proposal, the Manager and the Board of Trustees will have greater flexibility to respond to market, economic and other conditions, and the Board will be able to further adjust the Fund's investment policies and strategies as it may deem appropriate. The Trustees approved and recommended, subject to shareholder approval, the change in the investment objective and fundamental investment policies described in this Proposal. If approved, the effective date of this Proposal can be delayed by the Fund until the Fund's Prospectus is updated to reflect this change.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding Class A and Class B voting securities of the Fund is required to approve this Proposal; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities. If this Proposal is not approved, the above-described investment objective and other fundamental investment policies will not change. The Board of Trustees recommends a vote in favor of approving this Proposal.

              APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                            (Proposal No. 2)

The Fund has an investment advisory agreement dated March 28, 1991, with the Manager (the "Current Agreement") which was submitted to and approved by the Fund's shareholders at a meeting held March 22, 1991. In December of 1994, the Board of Trustees renewed the Current Agreement for one year. The Manager subsequently requested that the management fee paid by the Fund to the Manager be increased.

At a meeting of the Board of Trustees held April 18, 1995, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust or the Manager, approved the terms of a new investment advisory agreement (the "Proposed Agreement") between the Fund and the Manager. If the Proposed Agreement is approved by the shareholders at this meeting, the Proposed Agreement will be effective on such date and continue in effect until December 31, 1995 and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

The Proposed Agreement differs from the Current Agreement in the schedule of the management fee rates paid the Fund. The management fee rates of the Proposed Agreement are higher at all asset levels than under the Current Agreement. Under the Proposed Agreement, the management fee would be payable monthly to the Manager and computed on the aggregate net assets of the Fund as of the close of business each day at annual rates of: .75% of the first $200 million of the Fund's average annual net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million, .60% of the next $200 million, and .50% of aggregate net assets over $1 billion. Under the Current Agreement, the management fee payable monthly to the Manager is computed on the aggregate net assets of the Fund as of the close of business each day at the annual rates of: .50% of the first $100 million of average annual net assets, .45% of the next $200 million, .40% of the next $200 million, and .35% of aggregate net assets over $500 million.

If shareholders approve the Proposed Agreement, all investment advisory services will be performed by the Manager. The sub-advisory agreement between the Manager and Massachusetts Mutual Life Insurance Company (the "Sub-Advisor"), under which the Manager, not the Fund, pays a fee to the Sub-Advisor for managing the Fund's portfolio securities and making investments decisions with respect to the Fund's investments, would be terminated.

At March 31, 1995, the Fund's assets were $115.5 million. For the fiscal year ended December 31, 1994, the Fund paid a management fee of $522,205 to the Manager under the Current Agreement. If the Proposed Agreement had been in effect during that period, the management fee would have been $786,863, a management fee increase of approximately 50.7%, and total expenses of Class A shares would have increased by 23.6% and total expenses of Class B shares would have increase by 14.0%.

The table below shows projections of the Fund's business expenses based on the Fund's expenses in its most recent fiscal year ended December 31, 1994, under the Current Agreement and the Proposed Agreement. "Other Expenses" includes other regular expenses for services paid by the Fund, including transfer agent fees, custodial fees to the bank that holds the Fund's portfolio securities, audit fees and legal fees.

                                                           Proposed
                                   Current Agreement       Agreement
                                   Class A   Class B   Class A   Class B
Management Fees                    0.50%     0.50%     0.75%     0.75%
12b-1 Distribution Plan Fees
Plan Fees (includes Shareholders
Service Plan Fees)                 0.25%(1)  1.00%(2)  0.25%(1)  1.00%(2)
Other Expenses                     0.31%     0.28%     0.31%     0.28%
Total Fund Operating Expenses      1.06%     1.78%     1.31%     2.03%
- --------------------
(1)  Service Plan fees only
(2)  Includes Service Plan fees and asset-based sales charge

The hypothetical examples immediately below show the effect of the Fund's operating expenses described above over time. These examples assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

Current
Agreement           1 year    3 years    5 years    10 years*

Class A             $58       $80        $103       $171
Class B             $68       $86        $116       $173

Proposed
Agreement

Class A             $60       $87        $116       $198
Class B             $71       $94        $129       $200

If you did not redeem your investment, it would incur the following expenses:

Current
Agreement           1 year    3 years    5 years    10 years*

Class A             $58       $80        $103       $171
Class B             $18       $56        $ 96       $173

Proposed
Agreement

Class A             $60       $87        $116       $198
Class B             $21       $64        $109       $200

* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Long-term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

The Manager also acts as investment adviser to eight other funds that have similar investment objections as the Fund at the following advisory fee rates. Seven of those funds pay a management fee to the Manager at the same rate as that proposed for the Fund under the Proposed Agreement.

                          Approximate               Advisory
                          Net Assets              Fee Rate as
                          at 3/31/95          % of Average Annual
    Name of Fund          ($ millions)             Net Assets
Oppenheimer High Yield      $1,174.2   )  0.75% of the first $200 million,
 Fund                                  )  0.72% of the next $200 million,
                                       )  0.69% of the next $200 million,
Oppenheimer Strategic       $   72.3   )  0.66% of the next $200 million,
 Diversified Income Fund               )  0.60% of the next $200 million,
                                       )  and 0.50% of net assets in
Oppenheimer Strategic       $4,644.5   )  excess of $1 billion.
 Income Fund                           )
                                       )
Oppenheimer Strategic       $   56.1   )
 Income & Growth Fund                  )
                                       )
Oppenheimer Bond Fund,      $  155.4   )
 a series of Oppenheimer               )
 Variable Account Funds                )
                                       )
Oppenheimer High Income     $  108.9   )
 Fund, a series of                     )
 Oppenheimer Variable                  )
 Account Funds                         )
                                       )
Oppenheimer Strategic       $   25.7   )
 Bond Fund, a series of                )
 Oppenheimer Variable                  )
 Account Funds                         )

Oppenheimer Champion        $  253.0      0.70% of the first $250 million,
 High Yield Fund                          0.65% of the next $250 million,
                                          0.60% of the next $500 million
                                          and 0.55% of net assets in
                                          excess of $1 billion.

Considerations by the Board of Trustees. In connection with the revision in the investment management fee, the Manager provided extensive information to the Independent Trustees. The Independent Trustees were provided with data as to the qualifications of the Manager's personnel, the quality and extent of the services rendered and its commitment to its mutual fund advisory business. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Proposed Agreements included an analysis of the performance and expenses of the Fund as compared to other similar funds. The Independent Trustees relied upon information previously provided to them in connection with their annual and ongoing review, on the nature, quality and extent of the Manager's services to the Fund.

The Independent Trustees first examined the nature, quality and scope of the services provided to the Fund by the Manager. Second, they reviewed the basis for an adjustment in the management fee and analyzed the fee proposed by the Manager in terms of management fees charged by the Manager and other investment advisors for similar services. Finally, the Independent Trustees examined the mutual fund related revenues and expenses of the Manager.

Analysis of Nature, Quality and Extent of Services and Proposed Fee Adjustment. The Independent Trustees considered, among other factors: (1) the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the investment record of other investment companies for which the Manager acts as investment adviser; (3) the Manager's overall profitability; (4) the Manager's profitability giving effect to the proposed revision in the management fee; (5) the effect of the proposed management fee revision on the expense ratio of the Fund; (6) possible economies of scale; (7) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be in the same overall investment and size category as the Fund; (8) other benefits to the Manager from serving as investment manager to the Fund, as well as benefits to its affiliates acting as principal underwriter and its division acting as transfer agent to the Fund; (9) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment vehicles; (10) the financial stability and resources of the Manager and the desirability of appropriate incentives to assure that the Manager will furnish high quality services to the Fund; and (11) the increased complexity and expansion of domestic and foreign securities markets and higher costs associated therewith. The Independent Trustees also considered that once the Fund is restructured as a general bond fund (see Proposal No. 1, above,) the time and effort expended by the Manager's portfolio management, fund accounting, and legal departments on behalf of the Fund will be essentially the same as the time and effort it expends on behalf of the Oppenheimer bond funds identified in the chart on page 9.

Analysis of Profitability of the Manager. The Trustees reviewed the nature, quality and extent of the investment advisory and other services performed by the Manager for the Fund. The Trustees concluded that the Manager and its affiliates provide a wide range of services to the Fund and its shareholders. The Board determined that those services have been satisfactory in the past, and that the Manager is well qualified to act as the investment adviser for the Fund. The Trustees also noted that the distribution and transfer agency services provided to the Fund by the Manager and its affiliates have been satisfactory.

The Board considered that, if the Proposal is approved, investment personnel of the Manager will render all portfolio investment advice and services to the Fund. The Manager advised the Board that it has the ability to and will contribute financial resources in performing its investment advisory services for the Fund, and the Manager will provide experienced investment personnel and portfolio managers to enhance the investment performance of the Fund. The Trustees recognized that the increase in the management fee rate will benefit the Manager and will increase the expenses of the Fund, but considered that if assets increase as anticipated, the Fund's expense ratio should decline. The Trustees were advised that the proposed management fee is comparable to, although slightly higher than, the average and the median management fee rates charged by comparable general bond mutual funds. The Trustees also noted that the proposed increase would have no different effect on Class A and Class B shareholders, and each Class would be affected the same.

The Manager provides the Independent Trustees on an annual basis with an analysis of the profitability of the Fund to the Manager. In connection with the Proposal, the Independent Trustees considered specific information provided by the Manager regarding its general profitability and also considered comparative information relating to the profitability of other mutual fund investment managers.

Determination by the Independent Trustees and the Board of Trustees. The Independent Trustees determined that in light of all of the factors, the Manager's request to increase the management fee paid by the Fund was reasonable and warranted at this time. After completion of their review, and with the approval of the Proposal by the Independent Trustees, the Board of Trustees approved the proposed management fee increase and the Proposed Agreement.

Description of the Agreements. The Proposed Agreement and the Current Agreement (hereinafter jointly referred to as the "Agreements") are identical except for the change in the management fee rates described above and the dates of the Agreements. Under the Agreements, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Agreements require the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of, all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreements or by the distributor of the Fund's shares are paid by the Fund. The Agreements list examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreements contain no expense limitation. However, independently of the Agreements, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable regulatory limitation. At present, that limitation is imposed by California and it limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. The payment of the management fee at the end of any month will be reduced or eliminated so that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to change or eliminate this expense limitation at any time.

The Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreements, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreements relate. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may by withdrawn.

The Agreements provide that they will continue in effect from year to year so long as such continuance is approved annually by the Board of Trustees, including the vote by a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act, or by the vote of a "majority" of the Fund's outstanding voting securities as defined in the Investment Company Act. Neither Agreement may be amended without the affirmative vote of a "majority" of the Fund's outstanding voting securities as defined in the Investment Company Act. Either Agreement may be terminated by the Manager or by the Trust, provided termination by the Trust shall be directed by the vote of a majority of the Trustees or by a vote of a "majority" of the Fund's outstanding voting securities as defined in the Investment Company Act.

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under both Agreements is to arrange the portfolio transactions for the Fund. The Agreements contain provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Agreements to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the Agreements, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Agreements, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreements and the rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price, fixed-income securities offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the Independent Trustees, annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manger is responsible for the day-to-day management of the Fund's business, pursuant to the Agreements. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager is the general distributor (the "Distributor") of the Fund's shares. Both the Manager and the Distributor are located at Two World Trade Center, 34th floor, New York, NY 10048.

For the year ended December 31, 1994, commissions (sales charges paid by investors) on sales of the Fund's Class A shares totaled $143,088 of which $67,090 was retained by the Distributor and by an affiliated broker/dealer. During the year ended December 31, 1994, the Distributor received contingent deferred sales charges of $8,916 upon redemption of Class B shares, as reimbursement for sales commissions advanced by the Distributor at the time of sales of such shares. For the fiscal year ended December 31, 1994, payments by the Fund under the Fund's Class A 12b-1 Plan totaled $247,136, all of which was paid by the Distributor to Recipients, including $154,100 paid to an affiliated broker/dealer. Service fee payments made by the Fund under the Fund's Class B 12b-1 Plan during the fiscal year ended December 31, 1994 totaled $26,383, all of which was paid by the Distributor to Recipients, including an affiliated broker/dealer. Transfer agent fees paid by the Fund to a division of the Manager during the fiscal year ended December 31, 1994 totaled $184,806.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Jon S. Fossel, Chief Executive Officer and Chairman of the Board of Directors; Bridget A. Macaskill, President, Chief Operating Officer and a director; Donald W. Spiro, a director and Chairman Emeritus of the Board of Directors; James C. Swain, a director and Vice Chairman of the Board of Directors; Robert G. Galli, Vice Chairman of the Board of Directors; Tilghman G. Pitts, III, Executive Vice President and a director of the Manager and President of the Distributor; Andrew J. Donohue, Executive Vice President and General Counsel of the Manager and the Distributor; Robert Doll, Jr. and O. Leonard Darling, Executive Vice Presidents; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Loretta McCarthy, Robert E. Patterson, Nancy Sperte, Arthur P. Steinmetz, Ralph Stellmacher and Robert
G. Zack, Senior Vice Presidents. The address of Messrs. Bowen, Eich and Swain is 3410 South Galena Street, Denver, Colorado 80231. the address of all other officers is Two World Trade Center, New York, New York 10048-0203, which is also the address of the Manager and the Distributor.

The names and principal occupations of the officers of the Fund who are currently officers of the Manager or its affiliates are as follows: Mary
E. Wilson, Vice President and Portfolio Manager (Vice President and Managing Director of Massachusetts Mutual Life Insurance Company); Andrew
J. Donohue, Vice President (Executive Vice President and General Counsel of the Manager); George C. Bowen, Vice President, Secretary and Treasurer (Senior Vice President and Treasurer of the Manager); Robert G. Zack, Assistant Secretary (Senior Vice President and Associate General Counsel of the Manager); Robert J. Bishop, Assistant Treasurer (Assistant Vice President of the Manger/Mutual Fund Accounting); and Scott Farrar, Assistant Treasurer (Assistant Vice President of the Manager/Mutual Fund Accounting). If Proposal No. 1 is approved, David P. Negri and David A. Rosenberg will each become a Vice President and Portfolio Manager of the Fund, replacing Ms. Wilson. Messrs. Negri and Rosenberg are each a Vice President of the Manager, and Vice Presidents and Portfolio Managers of other OppenheimerFunds.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund is required for approval of the Proposed Agreement. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If shareholders do not approve this Proposal, the current investment advisory agreement will remain in effect. The Board of Trustees recommends a vote in favor of approving the Proposed Investment Advisory Agreement.

            APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                     AND SERVICE PLAN AND AGREEMENT
                            (Proposal No. 3)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on May 1, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act. In June of 1993, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's current 12b-1 plans or in any related agreements ("Independent Trustees"), approved amendments to that plan to recharacterize it as a distribution and service plan and agreement in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. In February of 1994, that Distribution and Service Plan was further amended by the Board of Trustees to eliminate a provision which had required the Fund to continue to make payments to the Distributor after a termination of the Distribution and Service Plan to reimburse the Distributor for its previously expanded distribution expenses, although continuation of such payments remained discretionary with the Trustees.

At meetings of the Board of Trustees held February 28, 1995 and April 18, 1995, the Manager proposed the adoption of a new Distribution and Service Plan and Agreement (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." After consideration of materials submitted by the Manager and the Distributor on February 28, 1995, the Board requested additional material which was provided to the Board for its consideration and review at a meeting held on April 18, 1995. The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the Proposed Distribution and Service Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan"), the Fund makes payments to the Distributor in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum in Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.

Service fee payments under the Proposed and Current Plans by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to reimburse the Distributor for its expenses in rendering other services in connection with the distribution of the Fund's Class B shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters.

The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B Shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B Shares may include: (i) paying service fees and sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B Shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B Shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B Shares, and (iv) paying certain other distribution expenses.

Other distribution assistance rendered by the Distributor and Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request. The Proposed Plan further provides that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class B Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund. After the first year Class B shares are outstanding, the Distributor retains the asset-based sales charge. Under the Current Plan, the Distributor uses the asset-based sales charge to recoup the sales commissions it paid, the advances of the service fee payments it made, and its financing costs. Under the Proposed Plan, the asset-based sales charge is paid to compensate the Distributor for its services, described above, to the Fund.

The Distributor and the Fund anticipate that under the Current Plan it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years after their purchase, as described in the Fund's prospectus.

The Proposed and Current Plans contain a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination. Class B shares automatically convert to Class A shares six years after their purchase, and the Class A 12b-1 plan does not provide for an asset-based sales charge.

Additional Information. The Current Plan has the effect of increasing annual expenses of Class B Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. The Proposed Plan would have the effect of increasing annual expenses of Class B Shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended December 31, 1994 were $26,383 (1.00% of the Fund's average net assets represented by Class B Shares during that period), all of which the Distributor paid to Recipients, including an affiliate of the Distributor.

If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until December 31, 1995 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Each of the Proposed Plan and Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under either Plan, the Board of Trustees may determine that no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees. In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. An investor may purchase Class A shares and pay a front-end sales charge, or an investor may purchase Class B shares without a front-end sales charge but which are subject to a declining contingent deferred sales charge for six (6) years. This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Distributor identified two main difficulties with the Current Plan. These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other OppenheimerFunds. Frequently, a shareholder will enter into a number of exchanges.

The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution related expenses among the funds as exchanges occur. Under a reimbursement type plan, accurate recording of such expenses may be important so that one Fund is not burdened with expenses for which it no longer has the assets.

It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other Oppenheimer Funds and in a reorganization with another mutual fund.

The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the Oppenheimer Funds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer Fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares. The payments under the proposed Plan will remain subject to the limits imposed on asset-based sales charges by the NASD.

The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also discussed.

The Board also recognized that current shareholders who purchased Class
B shares may have reasonably expected to pay the asset-based charge for six years although they may also have reasonably expected that the Fund's payments would reimburse the Distributor sooner. The level of annual payments by the Fund under the Proposed Plan will not increase over the amounts currently paid by the Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares. The Board also recognized that Class B shares convert to Class A shares at the end of 6 years after their purchase. The distribution plan for Class A shares is a reimbursement plan and does not provide for an asset-based sales charge.

The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made. The Distributor will provide more extensive annual reports to the Board which set forth the Distributor's allocated expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

The Board concluded that it is likely that because the Proposed Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Proposed Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Proposed Plan should help Fund assets increase to reach breakpoints in the investment advisory fee rate. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shares and shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes, and redemptions may increase administrative and transfer agent costs. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, since its investment advisory fees are based upon a percentage of net assets of the Fund. The Board was also advised by the Manager that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Proposed Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Proposed Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                         ADDITIONAL INFORMATION

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. The address of the Manager and the Distributor is Two World Trade Center, New York, New York 10048-0203.

The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $34 billion as of March 31, 1995, and with more than 2.4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company located at 3410 South Galena Street, Denver, Colorado 80231, that is controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Jon S. Fossel and James C. Swain) serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since January 1, 1994, the only transaction by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC was by Mr. Fossel, who sold 12,662 shares of Class B OAC common stock to MassMutual for $791,248, for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

                    RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees,

George C. Bowen, Secretary
May 25, 1995

                                                               Exhibit A

               DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                  WITH
                   OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                          FOR CLASS B SHARES OF
                          OPPENHEIMER BOND FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the __th day of June, 1995, by and between Oppenheimer Integrity Funds (the "Trust") for the account of its OPPENHEIMER BOND FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

     (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

          The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.


          The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

          It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

          Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

          The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

          A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under
          Article III, Section 26, of the NASD Rules of Fair Practice.
          The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients;
          (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administration support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
          (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

          (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this
          Section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on April 18, 1995, for the purpose of voting on this Plan, and shall take effect after approval by the Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan dated February 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder Liability. The Distributor understands that the obligations of the Trust and Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of the Trust and the Fund.

                    OPPENHEIMER INTEGRITY FUNDS
                    for the account of its
                    OPPENHEIMER BOND FUND


                    By:____________________________________
                       Robert G. Zack, Assistant Secretary


                    OPPENHEIMER FUNDS DISTRIBUTOR, INC.


                    By:___________________________________
                       Katherine P. Feld
                       Vice President & Secretary

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class A Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

         Oppenheimer Investment Grade Bond Fund - Class A Shares
         Proxy For Shareholders Meeting To Be Held June 28, 1995

     The undersigned shareholder of Oppenheimer Investment Grade Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Rendle Myer and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Oppenheimer Integrity Funds and of the Fund to be held June 28, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     285

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class A Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____

4. Approval of new advisory agreement with Oppenheimer Management Corporation (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
                                                                       285

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class B Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

         Oppenheimer Investment Grade Bond Fund - Class B Shares
         Proxy For Shareholders Meeting To Be Held June 28, 1995

     The undersigned shareholder of Oppenheimer Investment Grade Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Rendle Myer and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Oppenheimer Integrity Funds and the Fund to be held June 14, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     286

Oppenheimer Integrity Funds        Proxy for Shareholders Meeting To
Oppenheimer Investment Grade       Be Held June 28, 1995
Bond Fund - Class B Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.
1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____

4. Approval of new advisory agreement with Oppenheimer Management Corporation (Proposal No. 3)

    For ____             Against ____            Abstain ____

5. Approval of the proposed Class B 12b-1 Distribution and Service Plan (Proposal No. 4)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)
                                    ____________________________
                                    Signature(s)
                                    ____________________________
                                    Signature(s)
                                    Please read both sides of this ballot.
                                                                     286

                                        May 1995



Dear Oppenheimer Investment Grade Bond Fund Class A shareholder:

     We have scheduled a shareholder meeting on June 28, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, who represent your interests in the day-to-day management of the Fund, recommend approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 35% of its total assets in lower-grade debt securities. Currently, the Fund may invest only in investment grade debt securities, U.S. government and agency securities, and money market instruments. A portfolio made up primarily of investment grade securities generally more sensitive to changes in interest rates than a portfolio of securities with varying credit quality. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various credit qualities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     New Investment Advisory Agreement with Oppenheimer Management Corporation. Oppenheimer Management Corporation, your fund's adviser, requests your approval of a new investment advisory agreement. The new agreement would compensate your fund's adviser at the same, higher rate paid by the other general bond funds within the OppenheimerFunds family.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel

                                        May 1995



Dear Oppenheimer Investment Grade Bond Fund Class B shareholder:

     We have scheduled a shareholder meeting on June 28, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, who represent your interests in the day-to-day management of the Fund, recommend approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 35% of its total assets in lower-grade debt securities. Currently, the Fund may invest only in investment grade debt securities, U.S. government and agency securities, and money market instruments. A portfolio made up primarily of investment grade securities generally more sensitive to changes in interest rates than a portfolio of securities with varying credit quality. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various credit qualities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     New Investment Advisory Agreement with Oppenheimer Management Corporation. Oppenheimer Management Corporation, your fund's adviser, requests your approval of a new investment advisory agreement. The new agreement would compensate your fund's adviser at the same, higher rate paid by the other general bond funds within the OppenheimerFunds family.

- -    Changes in Distribution Plan Contracts for Class B Shares.
     Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry and is not expected to increase fund expenses materially under normal circumstances. Any distribution costs in excess of that rate will be the responsibility of the distributor.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel